FINANCIAL STATEMENT EFFECTS OF RATE REGULATION (Tables)	12 Months Ended
Dec. 31, 2013
FINANCIAL STATEMENT EFFECTS OF RATE REGULATION
Schedule of regulatory assets and liabilities

December 31,	2013	2012
(millions of Canadian dollars)
Regulatory assets/(liabilities)
Liquids Pipelines
Deferred income taxes[1]	727	598
Tolling deferrals[2]	(36)	(33)
Recoverable income taxes[3]	42	40
Gas Distribution
Deferred income taxes[4]	214	201
Transaction services deferral[5]	(51)	(26)
Future removal and site restoration reserves[6]	(929)	(882)
Pension plans and OPEB[7]	94	212
Sponsored Investments
Deferred income taxes[1]	28	39
Transportation revenue adjustments[8]	33	19

1

The asset represents the regulatory offset to deferred income tax liabilities that are expected to be recovered under flow-through income tax treatment. The recovery period depends on future reversal of temporary differences.

2

The liability reflects net tax benefits expected to be refunded through future transportation tolls on Southern Lights Canada. The balance is expected to accumulate for approximately nine years before being refunded through tolls.

3

The asset represents future revenues to be collected from shippers for Southern Lights US to recover federal income taxes payable on the equity component of AFUDC. The recovery period is approximately 30 years.

4

The asset represents the regulatory offset to deferred income tax liabilities to the extent that deferred income taxes are expected to be recovered or refunded through regulator-approved rates. The recovery period depends on future temporary differences. Deferred income taxes in Gas Distribution are excluded from the rate base and do not earn a return on equity.

5

The transaction services deferral represents the customer portion of additional earnings generated from optimization of storage and pipeline capacity. The balance is expected to be refunded to customers in the following year.

6

The future removal and site restoration reserves balance results from amounts collected from customers by certain businesses, with the approval of the regulator, to fund future costs for removal and site restoration relating to property, plant and equipment. These costs are collected as part of depreciation charged on property, plant and equipment. The balance represents the amount that has been collected from customers, net of actual costs expended on removal and site restoration. The settlement of this balance will occur as future removal and site restoration costs are incurred.

7

The pension plans and OPEB balances represent the regulatory offset to pension plan and OPEB obligations to the extent the amounts are expected to be collected from customers in future rates. An OPEB balance of $89 million is being collected over a 20-year period which commenced in 2013, whereas the settlement period for the pension regulatory asset is not determinable. The balances are excluded from the rate base and do not earn a return on equity.

8

Transportation revenue adjustments are the cumulative differences between actual expenses incurred and estimated expenses included in transportation tolls. Transportation revenue adjustments are not included in the rate base. The recovery period is approximately five years and dependent on shipper throughput levels.